QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 10(a)

CONSENT OF INDEPENDENT AUDITORS

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-05606) and in the Registration Statement on Form S-8 (File No. 333-12716) of Waterford Wedgwood plc of our report dated June 4, 2003, except for Note 33, as to which the date is September 22, 2003, relating to the consolidated financial statements and our report dated June 4, 2003 on the financial statement schedule, which appear in this Form 20-F.

PricewaterhouseCoopers
Chartered Accountants
Dublin, Republic of Ireland

October 1, 2003

110

QuickLinks

CONSENT OF INDEPENDENT AUDITORS